Exhibit 99.1

2015 First Quarter Financial Results May 6, 2015 NYSE: CF

Safe Harbor Statement All statements in this communication, other than those relating to historical facts, are “forward-looking statements.” These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. These statements include, but are not limited to, statements about future strategic plans; and statements about future financial and operating results. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; risks associated with cyber security; weather conditions; our ability to complete our production capacity expansion projects on schedule as planned, on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental, health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements from governmental authorities; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; and our ability to manage our indebtedness. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries website. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

3 Record safety performance:12-month recordable incidence rate of 1.1 is lowest ever Ammonia plants ran at system-wide capacity utilization rate of 99 percent Continued cost advantage from low prices for North American natural gas Donaldsonville and Port Neal expansion projects progressing well, with project work on-schedule and in-line with $4.2 billion forecast First Quarter Strong Performance Growth On Track See slide 20 for reconciliation of EBITDA. Strong Operating Performance in First Quarter EBITDA(1) of $486.1 million and net earnings of $230.6 million or $4.79 per diluted share Favorable order book resulted in strong price realizations compared to market conditions Repurchased 812,000 shares, and an additional 493,000 subsequent to quarter end, resulting in the lowest shares outstanding ever of 47.1 million Increased size of revolving credit facility from $1.0 billion to $1.5 billion

Capacity Expansion Remains On-track First new plant at Donaldsonville nearing completion New urea plant expected to be running in third quarter Structural steel erection nearly complete Over 70% of pipe installed in the structure Confident of 4Q 2015 startup for new UAN plant Majority of structural steel has been erected Piping installation well underway Continued progress on new ammonia plant Port Neal remains on schedule and in-line with revised budget 4

Nitrogen Market Outlook 5 Positive outlook on nitrogen market conditions through the second quarter Ammonia demand strong with good movement across corn belt Urea market improving Chinese producers refusing to participate in low-priced India tenders Gulf prices (NOLA) have rallied from $280/st in March to back over $300/st at the beginning of May UAN shipments in spring should be robust due to overall demand Fair amount of UAN sales during second quarter will be into the spot market Urea prices expected to weigh on UAN market Startup of new urea and UAN plants at Donaldsonville in second half of 2015 will reduce net ammonia available for CF Industries to sell

6 NYMEX Prices Includes the cost of natural gas purchased during the period for use in production. Includes the impact of losses realized on natural gas derivatives that were settled during the period. Excludes the unrealized mark-to-market (gains) and losses on natural gas derivatives (these gains and losses are included in cost of goods sold). 3Q 2014 4Q 2014 1Q 2015 Oct-Dec 2014 Average Price = $4.00 Q1 2015 Ammonia Costs of Sales Reflective of Q4 2014 Gas Prices $4.40 $3.81 $3.96 $3.98 $3.73 $4.28 $3.19 $2.87 $2.89 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 July Aug Sep Oct Nov Dec Jan Feb Mar 2014 & 2015 NYMEX Natural Gas Monthly Settlements Ammonia produced to inventory and then sold in Q1 2015

Gas Hedges Are In Place Through October 2016 7 NYMEX First Of The Month Settlement/Futures Prices Hedged Prices Swaps with an average strike price of $2.86/MMBtu for an average of 6.5 million MMBtus per month for April-December, 2015. Collars with a floor price of $2.30/MMBtu and a ceiling price of $3.20/MMBtu for an average of 4.2 million MMBtus per month for April-December, 2015. Swaps with an average strike price of $3.04/MMBtu for 4.0 million MMBtus per month for January-October, 2016. Prices from June 2015 through October 2016 represent the NYMEX futures price for Henry Hub natural gas as of 5/06/15. Swaps: 6.5M MMBtus/month @ $2.86(1) Collars: 4.2M MMBtus/month @ $2.30 - $3.20(2) $2.59 $2.52 $ 2.75 $2.84 $2.86 $2.87 $2.91 $3.00 $3.18 $3.28 $3.27 $3.22 $3.07 $3.07 $3.09 $3.13 $3.14 $3.14 $3.16 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct 2015 & 2016 Natural Gas Hedges 2015 2016 Swaps: 4.0M MMBtus/month @ $3.04 (3)

8 Full Year Gas Cost Remains Below $4.00/MMBtu Until 2023 Since May 2014, the natural gas forward curve has moved down by more than $1.00 per MMBtu Near term prices impacted by: High production and storage concerns through 2015 The marginal development cost of natural gas is falling due to deflation of E&P inputs Longer term gas prices also impacted by lower oil prices – potentially reduced future growth in demand from new build LNG, methanol and olefins projects NYMEX Calendar Year Gas Price ($/MMBtu) Source: Bloomberg $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2015 2017 2019 2021 2023 2025 May 1, 2014 May 6, 2015

North American Production Costs Well Below Urea Floor Price

- The global nitrogen cost curve is driven by differences in feedstock costs
- Feedstock cost for marginal production based on Chinese Anthracite coal
- Only a small portion of Eastern European production uses oil-linked gas contracts
- North American natural gas prices have declined, creating greater margin opportunity for North American nitrogen producers



Urea Price US Dollars Per Tonne
Global Monthly Urea FOB Port Cost Curve, 2015(1)(2)
Shipments: 14.8 MMT Avg
Appx. Monthly Range
$300/ST NOLA(3)
Appx. Price Range
$270/ST NOLA(3)
Freight/Load
Other Cash
Energy (N.G.)
Energy (Coal)
400
300
200
100
0
North America
MENA
China - Advanced Inland Low
Other FSU
5
Russia
Latin America
Indonesia
China - Natural Gas Low
China - Advanced Coastal
China - Advanced Inland High
India
10
Southeast Asia
China - Anthracite Low
Western Europe
Eastern Europe
South Asia
Lithuania
China - Natural Gas High
Ukraine
15
China - Anthracite High
16.0
Monthly Production Capacity (Million Tonnes)

Source: FERTECON, CRU, Integer, CF

(1) Operating rate adjusted to 95% for all regions, except Egypt, Iran, Pakistan, Bangladesh adjusted for average level of announced outages over the last three years. China natural gas production assumed at 75%.
(2) U.S. natural gas price assumed at $3.00/MMBtu, Eastern Europe assumed at $7.50/MMBtu, Chinese-Anthracite High assumed at $145.00/tonne and Ukraine assumed at $8.50/ MMBtu.
(3) Assumes $20-$25 per metric ton of shipping cost to the U.S. Gulf.

9

International Energy Prices Have Declined Since Mid-2014 Oil Prices have declined significantly from around $110/barrel (Brent) in July to around $66/barrel today Principal drivers: Tapering of China demand, U.S. supply growth (shale), Libya oil production and lifting stabilized, and no OPEC supply curtailment response enacted or anticipated near-term U.S. gas trading independently from oil European gas prices – U.K. National Balancing Point (NBP) Declined in 1H 2014 due to warm winter of 2013-2014 Chinese coal prices (Anthracite): No perceptible response to oil price changes Trading range flat around $5/MMBtu(1) International Energy Prices by Commodity $110/barrel $66/barrel Source: Bloomberg Urea requires approximately 23 MMBtus of natural gas, or 30-35 MMBtus from anthracite coal. Energy prices updated as of 5/1/15 $2.57/MMBtu $132/tonne 10 $6.60/MMBtu $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 1/1/2014 5/1/2014 9/1/2014 1/1/2015 5/1/2015 $ per MMBtu Equivalent Crude Oil (Brent Front Month) European Natural Gas (NBP Spot) U.S. Natural Gas (Henry Hub Cash) Chinese Anthracite Coal (Mine Mouth Average)

Rest of World North America 11 Strong track record of accretive share repurchases Demonstrated Implementation of Capital Deployment Strategy Share Repurchase History $500M $1.9B $1.1B $500M $1.0B $750M $5.25 billion at an average price of $203 per share $0 $50 $100 $150 $200 $250 $300 $350 2008 2009 2010 2011 2012 2013 2014 2015

Increasing Cash Flow Capacity Per Share 12 CF Industries Nitrogen Volumes and Shares Outstanding Annual Capacity (Million Nutrient Tons) Million Shares Outstanding Share Count (3) Total N tons per 1,000 shares Increased cash flow capacity as measured by N/1000 shares by 170% since 2010 Capacity projects underway will increase total N capacity by 25% Repurchased 25.9 million shares since the 2010 Terra acquisition Excludes 34% of Canadian Fertilizers Limited (CFL) that was owned by Viterra. CFL operations were treated as a consolidated variable interest entity in CF Industries Holdings, Inc. financial statements. Acquisition of all outstanding interests in CFL closed April 30, 2013 and ammonia debottleneck projects that were completed from January 2011 through December 2013. As of April 30, 2015, the company had 47.1 million shares outstanding. Capacity expansion projects at Donaldsonville, LA and Port Neal, IA. Assumes completion of the capacity expansion projects but gives no effect to potential share repurchases. 52.8 86.6 142.6 179.6(5) 25% Increase 25+% Opportunity 170% Increase 2.6 3.6 6.2 0.5 6.7 1.7 8.4 30 35 40 45 50 55 60 65 70 75 0 1 2 3 4 5 6 7 8 9 2010 Pre-Terra Acquisition (1) Terra Acquisition CF and Terra Executed Growth (2) Current New Plants (4) Total 2016

Unparalleled Track Record of Creating Value for Shareholders CF Industries’ shares have significantly outperformed peers over all time periods Market data as of 5/1/2015. Total shareholder returns reflect share price appreciation plus dividends reinvested into the security. Source: Bloomberg * Yara ADR’s trading in US dollars Five Years One Year Total Shareholder Return (1) Since CF IPO (8/10/2005) Three Years 13 1878% 376% 263% 200% 177% 0% 200% 400% 600% 800% 1000% 1200% 1400% 1600% 1800% 2000% 271% 82% 71% - 1% - 6% -30% 20% 70% 120% 170% 220% 270% 320% 57% 27% 15% - 11% - 18% -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 24% 13% 12% - 6% - 7% -10% -5% 0% 5% 10% 15% 20% 25% 30%

Financial Highlights In millions, except percentages, per MMBtu and EPS 2015 Q1 2014 Q1 Net sales $ 954 $ 1,133 Gross margin 416 443 - As percent of sales 43.6% 39.1% EBITDA(1) $ 486 $ 1,260 Net earnings attributable to common stockholders 231 709 Net earnings per diluted share 4.79 12.90 Diluted average shares outstanding 48.1 54.9 Cost of natural gas: Purchased natural gas cost (per MMBtu)(2) $ 2.96 $ 5.24 Realized derivatives loss (gain)(per MMBtu)(3) $ 0.52 $ (0.90) Cost of natural gas (per MMBtu) $ 3.48 $ 4.34 See slide 20 for reconciliation of EBITDA. Includes the cost of natural gas purchased during the period for use in production. Includes realized (gains) and losses on natural gas derivatives settled during the period. Excludes unrealized mark-to-market (gains) and losses on natural gas derivatives. 14

Segment Results: Ammonia In millions, except percentages and per ton amounts 2015 Q1 2014 Q1 Net Sales $ 288 $ 272 Gross margin 120 124 - As percent of sales(1) 41.7% 45.6% Sales volume by product ton (000’s) 531 577 Sales volume by nutrient ton (000’s)(2) 435 473 Average selling price per product ton ($/ton) $ 542 $ 472 Average selling price per nutrient ton ($/ton)(2) $ 661 $ 576 Gross margin per product ton ($/ton) $ 226 $ 215 Gross margin per nutrient ton ($/ton)(2) $ 276 $ 263 Production volume by product ton (000’s)(3) 1,817 1,800 15 Includes impact of tons purchased at market-based prices from PLNL and resold to The Mosaic Company. Nutrient tons represent the tons of nitrogen within the product tons. Gross ammonia production includes ammonia upgraded to urea, UAN and other products.

Segment Results: Granular Urea 16 Nutrient tons represent the tons of nitrogen within the product tons. In millions, except percentages and per ton amounts 2015 Q1 2014 Q1 Net Sales $ 212 $ 216 Gross margin 112 102 - As percent of sales 52.8% 47.0% Sales volume by product ton (000’s) 616 578 Sales volume by nutrient ton (000’s)(1) 283 266 Average selling price per product ton ($/ton) $ 344 $ 374 Average selling price per nutrient ton ($/ton)(1) $ 750 $ 813 Gross margin per product ton ($/ton) $ 182 $ 176 Gross margin per nutrient ton ($/ton)(1) $ 396 $ 382 Production volume by product ton (000’s) 625 546

Segment Results: UAN 17 Nutrient tons represent the tons of nitrogen within the product tons. In millions, except percentages and per ton amounts 2015 Q1 2014 Q1 Net Sales $ 356 $ 400 Gross margin 159 182 - As percent of sales 44.6% 45.5% Sales volume by product ton (000’s) 1,317 1,451 Sales volume by nutrient ton (000’s)(1) 414 456 Average selling price per product ton ($/ton) $ 270 $ 276 Average selling price per nutrient ton ($/ton)(1) $ 859 $ 877 Gross margin per product ton ($/ton) $ 121 $ 125 Gross margin per nutrient ton ($/ton)(1) $ 383 $ 399 Production volume by product ton (000’s) 1,430 1,549

Segment Results: Other* 18 * Other segment primarily includes: ammonium nitrate (AN); diesel exhaust fluid (DEF); and urea liquor. Nutrient tons represent the tons of nitrogen within the product tons. In millions, except percentages and per ton amounts 2015 Q1 2014 Q1 Net Sales $ 98 $ 99 Gross margin 25 26 - As percent of sales 25.6% 26.5% Sales volume by product ton (000’s) 448 412 Sales volume by nutrient ton (000’s)(1) 120 113 Average selling price per product ton ($/ton) $ 219 $ 240 Average selling price per nutrient ton ($/ton)(1) $ 817 $ 876 Gross margin per product ton ($/ton) $ 56 $ 64 Gross margin per nutrient ton ($/ton)(1) $ 209 $ 232

For more information, please visit www.cfindustries.com 19

Reconciliation of EBITDA and Selected Items (in millions) 20 2015 Q1 2014 Q1 Net earnings attributable to common stockholders $ 230.6 $ 708.5 Interest expense (income) – net 33.5 39.8 Income taxes 112.7 413.2 Depreciation and amortization 115.4 105.3 Less: Other adjustments(1) (6.1) (7.1) EBITDA(1) $ 486.1 $ 1,259.7 Memo: Selected items included above Unrealized mark-to-market (gains) losses on natural gas derivatives $ (28.7) $ 22.6 Losses (gains) on foreign currency derivatives 23.2 (0.9) Expenses related to capacity expansion projects 9.1 8.1 Gain on sale of phosphate business - (747.1) Total $ 3.6 $ (717.3) EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.

21 Donaldsonville Expansion Site Overview Urea Warehouse 90K Tons UAN Tank 50K Tons Ammonia 3,640 TPD Ammonia Tank 30K Tons UAN 5,050 TPD Urea 3,850 TPD Urea Barge Dock

Donaldsonville Expansion Urea Plant Status Granulation Area Urea Melt Urea Granulation Urea Melt 22

Donaldsonville Expansion Nitric Acid/UAN and Off-sites CO2 Compression Package Boiler CO2 Compressor Package Boiler MCC2 Cooling Tower Nitric Acid UAN 23

24 Reformer Flare Table Cooling Tower Control Building Donaldsonville Expansion Ammonia Status Cooling Tower Ammonia Synthesis Compressor Building

Port Neal Expansion Site Overview Urea Warehouse 154K Tons Laydown Yard Urea Granulation 3,850 TPD Urea Synthesis Ammonia Plant 2,425 TPD Ammonia Cooling Tower Urea Cooling Tower Ammonia Storage Tanks 30K Tons Each Offsites & Utilities Lunch Tent Storage 25

Port Neal Expansion Ammonia Plant Reformer HT Converter Process Gas Cooler Convection Section Combustion Air Foundations 26

27 Port Neal Expansion Urea Plant Granulation Synthesis

Port Neal Expansion Offsites and Utilities Air Receivers Demin Building Storage Tent Lime and Soda Ash Silos Utility Pipe Rack Clarifiers 28